ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST
                       SUPPLEMENT DATED NOVEMBER 29, 2006
                      TO THE PROSPECTUS DATED MAY 1, 2006,
       AS SUPPLEMENTED JULY 7, 2006, AUGUST 30, 2006, AND NOVEMBER 6, 2006

              THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED
                IN THE PROSPECTUS AND SHOULD BE ATTACHED TO EACH
                       AND RETAINED FOR FUTURE REFERENCE.


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1. THE INFORMATION UNDER THE HEADING "THE MANAGER" IN THE SECTION TITLED
"MANAGEMENT" IS SUPPLEMENTED AS FOLLOWS:

THE TWO PARAGRAPHS ON PAGE 16 IDENTIFIED BY "MANAGEMENT OF THE FUNDS" ARE REPLACED WITH THE FOLLOWING:

         MANAGEMENT OF THE FUNDS. Allianz Life Advisers, LLC serves as the Manager for the Funds. The Manager's address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416.

         The Manager performs an analysis of possible investments for the Funds and selects the Funds' investments. The Manager is assisted in this process by Morningstar, which serves as consultant to the Manager pursuant to an agreement between the Manager and Morningstar. Jeffrey
         W. Kletti is the portfolio manager of the Funds. Mr. Kletti is a Chartered Financial Analyst and joined Allianz Life Insurance Company of North America (Allianz Life), the parent of the Manager, in 2000. Mr. Kletti served as senior vice president of the Manager from its inception in 2001 until he was elected its president in 2005. Previously, Mr. Kletti held positions with Fortis Financial Group, IAI Mutual Funds, and Kemper Financial Services.

THE FOLLOWING PARAGRAPH IS INSERTED ON PAGE 17 AT THE END OF THE INFORMATION UNDER THE HEADING "THE MANAGER":

         The Statement of Additional Information (SAI) has more detailed information about the Manager and other service providers to the Funds. The SAI also provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Funds.

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2.  THE INFORMATION IS INSERTED INTO THE PROSPECTUS ON PAGE 15, FOLLOWING THE
    PARAGRAPH UNDER THE HEADING "RISKS OF THE PERMITTED UNDERLYING FUNDS" IN THE SECTION TITLED "MORE ABOUT THE FUNDS":

         AFFILIATED FUND RISK
         The Manager may have a potential conflict of interest in selecting Permitted Underlying Funds because the fees paid to it by some Permitted Underlying Funds are higher than the fees paid by other Permitted Underlying Funds. However, the Manager has a fiduciary responsibility to the Funds and is legally obligated to act in their best interests.

                                                    FOFPRO-004-0506  Page 1 of 1



             ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST
                       SUPPLEMENT DATED NOVEMBER 29, 2006
          TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2006,
       AS SUPPLEMENTED JULY 7, 2006, AUGUST 30, 2006, AND NOVEMBER 6, 2006

            THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN
                THE STATEMENT OF ADDITIONAL INFORMATION (SAI) AND
               SHOULD BE ATTACHED TO EACH AND RETAINED FOR FUTURE
                                   REFERENCE.

--------------------------------------------------------------------------------
THE INFORMATION IN THE SECTION TITLED "MANAGEMENT OF THE TRUST" IS SUPPLEMENTED AS FOLLOWS:

THE FOLLOWING INFORMATION IS INSERTED ON PAGE 33 AFTER THE INFORMATION THAT APPEARS UNDER THE HEADING "THE MANAGER":

         POTENTIAL MATERIAL CONFLICTS OF INTEREST

         Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, a portfolio manager who manages multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

         o The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Because the Trust consists of only three separate funds, the likelihood of this potential conflict of interest arising is reduced. The portfolio manager does, however, have other responsibilities relating to the Manager's asset management business.
         o The appearance of a conflict of interest may arise where a portfolio manager has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.


         PORTFOLIO MANAGER COMPENSATION

         The portfolio manager's cash compensation consists of a market-based salary plus incentive compensation in the form of a bonus and a phantom equity plan. The amount of the bonus is determined by the overall financial performance of Allianz Life relative to its business goals for the fiscal year. The phantom equity plan provides awards based on the target earnings of Allianz Life over a three-year period. Awards vest three years after they are made, at which time the exact amount of the award is determined based on Allianz Life's actual earnings for the prior three-year period. In addition, the portfolio manager is eligible to participate in a non-qualified deferred compensation plan, which offers participants the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

         PORTFOLIO MANAGER OWNERSHIP OF SECURITIES IN THE FUNDS

         At December 31, 2005, the portfolio manager did not beneficially own shares of any Fund.


                                                    FOFSAI-001-0506  Page 1 of 1